EXHIBIT 99.1
------------




JONES LANG LASALLE - PAGE 1:



                               JONES LANG LASALLE

                                    May 2003




[ Jones Lang LaSalle Logo ]


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JONES LANG LASALLE - PAGE - 2:




                                     AGENDA



                                COMPANY OVERVIEW



                              FINANCIAL PERFORMANCE



                 APPENDIX I - BROAD RANGE OF INTEGRATED SERVICES



              APPENDIX II - Non-GAAP Terms and GAAP Reconciliation






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JONES LANG LASALLE - PAGE 3:



OVERVIEW OF JONES LANG LASALLE


                  WE ARE:                              WE ARE NOT:

      . A global company with operations         . Asset intensive
        in 100 markets

      . Service provider to real estate    . A REIT or a direct
        owners and occupiers                       owner of real estate

      . Investment/fund manager for
        institutions investing in real estate

      . Client-relationship oriented

      . Strong cash-flow business model



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JONES LANG LASALLE - PAGE - 4:




           HISTORY OF JONES LANG LASALLE - BUILDING A GLOBAL PLATFORM



               Jones Lang LaSalle created by the merger of equals
                 Integrated global platform (NYSE ticker "JLL")


                                      1999




                                      1998

             LaSalle Partners acquires Compass Management & Leasing




                                      1997


                 LaSalle Partners initial public offering - NYSE




                                      1968

                       LaSalle Partners founded in Chicago




                                      1958

                       Jones Lang Wootton expands overseas




                                      1783

                      Jones Lang Wootton founded in London


















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JONES LANG LASALLE - PAGE - 5:




                                   OUR MISSION


                          To be the chosen real estate

                         expert and strategic advisor to

                          the leading owners, occupiers

                         and investors around the world







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JONES LANG LASALLE - PAGE - 6:




                              CLIENT SERVICE MODEL



[ Graphic indicating - Owners & Occupiers and Investors encircling and indicating - ]



                          Strategic Solutions - through

                  Research                       Global Capabilities


                  Technology                     Innovation




      CORPORATE SOLUTIONS                              INVESTOR SERVICES

      -     Space Acquisition                    -     Buying & Selling
      -     Space Disposition                    -     Leasing
      -     Facilities Management                -     Property Management
      -     Project & Development                -     Project & Development
              Services                                   Services
      -     Consulting                           -     Consulting



      CAPITAL MARKETS                                  INVESTMENT
MANAGEMENT

      -     Acquisitions & Dispositions    -     Investment Strategy
      -     Corporate Finance                    -     Private & Public
      -     Financial Restructuring                      Markets
      -     Sale & Leaseback                     -     Direct & Indirect
      -     Debt & Equity Raising                        Investment
      -     Partnering                           -     Income, Growth &
                                                         Opportunistic
                                                         Programs




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JONES LANG LASALLE - PAGE - 7:




                           DIVERSIFIED REVENUE SOURCES



[ Graphic  / Pie Charts indicating ]



                                      2002
                                GEOGRAPHIC SPREAD
                                -----------------


                            Europe         --    43%
                            Americas--     41%
                            Asia Pacific   --    16%



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JONES LANG LASALLE - PAGE - 8:




                           DIVERSIFIED REVENUE SOURCES



[ Graphic  / Pie Charts indicating ]



                                      2002
                              BUSINESS UNIT SPREAD
                              --------------------


                             IMPLEMENTATION SERVICES

                        Valuations & Consulting -- 10%
                        Capital Markets -- 16%
                        Agency Leasing -- 16%
                        Tenant Representation -- 9%


                        MANAGEMENT AND ADVISORY SERVICES

                        Property Management (Investors) -- 20%
                        Property Management (Corporates) -- 6%
                        Project and Development Management -- 10%
                        Investment Management -- 13%




                      ANNUITY-LIKE REVENUE APPROACHING 50%







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JONES LANG LASALLE - PAGE - 9:




                          CAPITALIZING ON OUR STRENGTHS



-------------------------------------------------------------------------
GROWTH DRIVER        OUR STRENGTHS                  HOW WE CAPITALIZE
-------------------------------------------------------------------------


Fragmented           . Integrated global            . Apply "Best
  industry             platform                       Practices"

                     . Breadth of services          . Disciplined client
                                                      relationship
                                                      management


-------------------------------------------------------------------------

Outsourcing          . Global platform              . Deliver integrated
                                                      services

                     . Consistent service           . Create client
                                                      efficiency with
                     . Innovative technology          technology


-------------------------------------------------------------------------


Cross-border         . Global platform              . Expand Capital Markets
  capital flows                                       and Corporate Finance
                     . Investment management          capabilities geo-
                       expertise                      graphically

                     . Global research              . Deploy co-investment
                                                      capital in Investment
                                                      Management business


-------------------------------------------------------------------------


Share of client      . Consistent service           . Convert 1X clients
                                                      to 2X and 3X
                     . Integrated marketing
                                                    . Explicit cross-
                                                      selling objectives


-------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 10:




                      WHY CLIENTS CHOOSE JONES LANG LASALLE



      .     GLOBAL REACH WITH CONSISTENT CULTURE AND SERVICE

            - Our single management/ownership structure ensures consistent, superior service in local markets and around the world


      .     GLOBAL BEST PRACTICES AND INFRASTRUCTURE

            - We have experts in virtually every real estate discipline. We assemble teams with deep subject matter expertise to find world-class solutions for our clients


      .     OUR INVESTMENT IN TECHNOLOGY AND RESEARCH

            - Our business is real estate. We have made substantial investments in real estate technology and research, and leverage them for our clients







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JONES LANG LASALLE - PAGE - 11:




                     THE LEADING REAL ESTATE SERVICES BRAND



            .     #1 Global Platform

                  -     100 markets on five continents

                  -     7,000 real estate professionals

                  -     Technology leader



            .     #1 Property Manager in the World

                  -     735 million s.f. under management



            .     #3 Real Estate Investment Advisor in the World

                  -     $23 billion under management



            .     Leading Professional Project Management Business

                  -     700 dedicated professionals



            .     Leading Real Estate Research Capability

                  -     170 dedicated professionals






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JONES LANG LASALLE - PAGE - 12:




                          [ JONES LANG LASALLE - LOGO ]



                              FINANCIAL PERFORMANCE



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JONES LANG LASALLE - PAGE - 13:




               2002 GAAP EARNINGS REFLECT ORGANIZATION DOWNSIZING


$MM (except per share data)

                                             Actual
                                     ----------------------    % Change
                                       2002          2001      Prior Year
                                     --------      --------    ----------

  Revenue                              $ 840        $  905           (7%)

  Operating Expenses                     771           815           (5%)

  Non-Recurring Charges                   14            77          (82%)

  OPERATING INCOME                        55            13           --

  Interest Expense                        17            20          (15%)

  Income Taxes                            11             8           38%

  NET INCOME                           $  27        $  (15)          --

  EPS                                  $0.85        $(0.51)          --
                                       -----        ------         -----

  EBITDA (1)                           $  91        $   60           52%
                                       =====        ======         =====

  Notes: (1) See Appendix II for explanation of EBITDA











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JONES LANG LASALLE - PAGE - 14:




              2002 ADJUSTED EARNINGS MEET REVISED EARNINGS GUIDANCE


$MM (except per share data)

                                             Actual
                                     ----------------------    % Change
                                     2002 (1)      2001 (1)    Prior Year
                                     --------      --------    ----------

  Revenue                              $ 840        $  905           (7%)

  Operating Expenses                     771           815           (5%)

  Adjusted Operating Expense              69            90          (23%)

  Interest Expense                        17            20          (15%)

  Income Taxes                            18            29          (38%)

  Minority Interest                       --             1           --

  ADJUSTED NET INCOME                  $  34        $   40          (15%)

  ADJUSTED EPS                         $1.08        $ 1.31          (18%)
                                       -----        ------         -----

  Adjusted EBITDA (1)                  $1.06        $  137          (23%)
                                       =====        ======         =====

  Notes: (1) Adjusted to exclude non-recurring and restructuring charges.
         See Appendix II for reconciliation of Adjusted results to GAAP.











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JONES LANG LASALLE - PAGE -15:




           CLIENT SERVICE MODEL - FOCUS ON MAXIMIZING GROWTH AND CASH



[ Graphic indicating - Owners & Occupiers and Investors encircling and indicating - ]


      GROWTH +                                               MARKET GROWTH

      Annuity revenues                                       Cash generators


                          Strategic Solutions - through

                  Research                       Global Capabilities


                  Technology                     Innovation




      CORPORATE SOLUTIONS                              INVESTOR SERVICES

      -     Space Acquisition                    -     Buying & Selling
      -     Space Disposition                    -     Leasing
      -     Facilities Management                -     Property Management
      -     Project & Development                -     Project & Development
              Services                                   Services
      -     Consulting                           -     Consulting



      CAPITAL MARKETS                                  INVESTMENT
MANAGEMENT

      -     Acquisitions & Dispositions    -     Investment Strategy
      -     Corporate Finance                    -     Private & Public
      -     Financial Restructuring                      Markets
      -     Sale & Leaseback                     -     Direct & Indirect
      -     Debt & Equity Raising                        Investment
      -     Partnering                           -     Income, Growth &
                                                         Opportunistic
                                                         Programs




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JONES LANG LASALLE - PAGE - 16:




                               SUPERIOR CASH FLOW


$MM (except per share data)

                                             Actual
                                     ----------------------    % Change
                                     2002 (1)      2001 (1)    Prior Year
                                     --------      --------    ----------

  Adjusted EBITDA                      $ 106        $  137          (23%)

  Interest                                17            20          (15%)

  Tax                                     18            29          (38%)

  Free Cash Flow                          71            88          (19%)

  USES

  Debt Pay Down                          $34           $19            79%

  Stock Repurchase                         5             7          (29%)

  Co-Investment                            9           (9)             --

  Capital Expenses                        20            43          (53%)

  Working Capital                          3            28          (89%)



 (1) Adjusted to exclude non-recurring and restructuring charges.
     See Appendix II for explanation of EBITDA and Free Cash Flow.











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JONES LANG LASALLE - PAGE - 17:




                SUSTAINED DEBT REPAYMENT MASKED BY STRONGER EURO



-----------------------------
Current Debt Ratings:

  Standard & Poor's:   BBB-
  Moody's:             Ba1
-----------------------------



$MM

                                12/31/02   12/31/01   12/31/00  12/31/99
                                --------   --------   --------  --------

  Short-term Borrowings             $ 16       $ 15       $  9      $163

  Long-term Debt:

    Credit Facilities                 26         61         86      $160

    Senior Notes (1)                 173        147        155        --
                                    ----       ----       ----      ----

  TOTAL FUNDED DEBT                 $215       $223       $250      $323
                                    ====       ====       ====      ====



Notes: (1)  EUR 165 million callable in June 2004.




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JONES LANG LASALLE - PAGE - 18:




                         DRIVING IMPROVED PROFITABILITY



      .     REVENUE OPPORTUNITIES

            -     Capitalize on Outsourcing trend

            -     Increase share of clients and market - 1X to 2x and 3x

            - Develop Corporate Solutions business in Europe and expand Investor Services business in Americas

            -     Expand Investment Management business in all regions




      .     OPERATING EFFICIENCY

            - Continue to focus on cost management and streamline back office

            - Apply client profitability model in rationalizing clients and geographic markets

            - Remain a leader in information technology, improving client service, reducing operating costs and increasing process efficiency






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JONES LANG LASALLE - PAGE - 19:



                        PRUDENT APPROACH TO 2003 OUTLOOK



      .     Q1 2003 Seasonable loss of $0.24 in line with guidance

            - Americas decline may be bottoming; year-on-year revenue growth in Q1 2003

            -     Continued decline in Europe



      .     Waiting until second half of 2003 to provide full year guidance

            - Continue to focus in 2003 on targeted investment in growth areas, cost containment and debt reduction

            - Cautious given seasonality of business coupled with uncertain economic environment

            -     Expect improvement over 2002 results



      . Continue to focus in 2003 on targeted investment in growth areas, cost containment and debt reduction

            - Q4 2002 restructuring charge to produce cost savings of $20 million in 2003





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JONES LANG LASALLE - PAGE - 20:




                          [ JONES LANG LASALLE - LOGO ]


                 APPENDIX I - BROAD RANGE OF INTEGRATED SERVICES






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JONES LANG LASALLE - PAGE - 21:




                       BROAD RANGE OF INTEGRATED SERVICES



-------------------------------------------------------------------------
                   2002                                 Primary
Business Unit   Statistics        Revenue Type          Business Synergies
-------------------------------------------------------------------------


Property        . 530 million     . Annuity type        . Agency Leasing
Management        s.f.              management fees
(Investors)                         paid monthly        . Project &
                                    or quarterly          Development
                                                          Management

                                                        . Investment
                                                          Management


-------------------------------------------------------------------------


Property        . 205 million     . Annuity type        . Project &
Management        s.f.              management fees       Development
(Corporates)      (2001 Combined    paid quarterly        Management
                  Property Man-
                  agement = 730                         . Tenant
                  million sq ft)                          Representation


-------------------------------------------------------------------------


Project &                         . Strategic           . Property
Development                         Alliances             Management
Management                                                (Investors)
                                  . Percentage of
                                    construction        . Property
                                    costs                 Management
                                                          (Corporates)

                                                        . Tenant
                                                          Representation


-------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 22:




                       BROAD RANGE OF INTEGRATED SERVICES



-------------------------------------------------------------------------
                   2002                                 Primary
Business Unit   Statistics        Revenue Type          Business Synergies
-------------------------------------------------------------------------


Tenant          . 3,300 trans-    . Recurring           . Project &
Representation    actions           income from           Development
                  40 million        strategic             Management
                  sq ft             alliances
                  (2001: 3,300
                  transactions                          . Property
                  and 33 million                          Management
                  sq ft)                                  (Corporates)


-------------------------------------------------------------------------


Agency          . 7,900 trans-    . Income sourced      . Property
Leasing           actions           from Property         Management
                  76 million s.f.   Management and        (Investors)
                  (2001: 9,100      Investment
                  transactions      Management          . Investment
                  and 82 million                          Management
                  sq ft)

-------------------------------------------------------------------------


Capital         . 1,500 trans-    . One-time trans-     . Investment
Markets           actions           action fees, but      Management
                  $18 billion of    repeat client
                  value (2001:      business            . Property
                  1,300 trans-                            Management
                  actions and
                  $19 billion                           . Tenant
                  of value)                               Representation

-------------------------------------------------------------------------


Valuation &     . 25,200 valua-   . Regular repeat      . Property
Consulting        tions             valuation fees        Management
                  (2001: 29,400)    tied to asset         (Corporates)
                                    value
                                                        . Capital Markets
                                  . Consulting
                                    fixed fee or        . Tenant
                                    hourly rates          Representation


-------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 23:




                       BROAD RANGE OF INTEGRATED SERVICES



INVESTMENT MANAGEMENT

-------------------------------------------------------------------------
                   2002                                 Primary
Business Unit   Statistics        Revenue Type          Business Synergies
-------------------------------------------------------------------------


Direct          . $19.5 billion   . Contractual base    . Capital Markets
Investments       of assets under   fees (% of assets)
                  management                            . Property
                  (2001: $17.8    . Acquisition fees      Management
                  billion)                                (Investors)
                                  . Performance fees
                                                        . Project &
                                  . Long-term client      Development
                                    relationships         Management
                                    ( >5 years )
                                                        . Agency Leasing


-------------------------------------------------------------------------


Indirect        . $3.7 billion    . Contractual base    . N/A
Investment        of assets under   fees (% of assets)
                  management
                  (2001: $4.4     . Performance fees
                  billion)


-------------------------------------------------------------------------





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JONES LANG LASALLE - PAGE - 24:




                          [ JONES LANG LASALLE - LOGO ]



                     APPENDIX II - ADJUSTED 2002 PERFORMANCE




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JONES LANG LASALLE - PAGE - 25:




            RECONCILIATION OF GAAP NET INCOME TO ADJUSTED NET INCOME



$MM

                                                         Actual
                                                   ---------------------
                                                    2002           2001
                                                   ------         ------


GAAP NET INCOME                                    $   27         $  (15)
                                                   ------         ------

NON-RECURRING AND RESTRCUTING CHARGES:


Impairment of E-commerce                           $   --         $   18

Land Investment and Development Impairment              3              3

2001 Global Restructuring                              (1)            56

2002 Global Restructuring                              13             --

Total Non-Recurring and Restructuing Charges15          77

Less: Net Benefit for Incme Taxes                       7             22

Less: Cumulative Effect of Change in
 Accounting Principle                                   1             --

NET ADJUSTMENT TO GAAP NET INCOME                  $    7         $   55
                                                   ------         ------

ADJUSTED NET INCOME                                $   34         $   40
                                                   ======         ======












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JONES LANG LASALLE - PAGE - 26:




                    CALCULATION OF EBITDA AND ADJUSTED EBITDA



$MM (except per share data)

                                                           Actual
                                                    --------------------
                                                     2002          2001
                                                    ------        ------



Operating Income                                   $   55         $   13

Depreciation and Amortization                          37             47

Minority Interest                                      (1)            --
                                                   ------         ------

EBITDA                                             $   91         $   60

Non-recurring and restructuring charges                15             77
                                                   ------         ------

Adjusted EBITDA                                    $  106         $  137
                                                   ======         ======













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JONES LANG LASALLE - PAGE - 27:




                    EXPLANATION OF EBITDA AND FREE CASH FLOW



      . EBITDA represents earnings before interest expense, income taxes, depreciation and amortization and excludes Minority Interests in EBITDA


      . Free Cash flow represents Adjusted EBITDA less interest expense and income taxes


      . Management believes tha EBITDA and Free Cash Flow are useful to investors as a measure of operating performance, cash generation and ability to service debt


      . EBITDA and Free Cash Flow should not be considered an alternative to (i) net income (loss) (determined in accordance with GAAP), (ii) cash flows (determined in accordance with
            GAAP), or (iii) liquidity






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JONES LANG LASALLE - PAGE - 28:




Some of the information contained herein is forward looking or time sensitive. Jones Lang LaSalle undertakes no obligation to update any of this information. Factors that could cause actual results to vary should be reviewed in reports filed with the Securities and Exchange Commission.